Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of October 31, 2022
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans (and in the case of additional trust student loans, FFELP loans including consolidation and non-consolidation loans) owned by the Student Loan Marketing Association, SLM ECFC or one of their affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	was originated in the United States, its territories or its possessions in accordance with the FFELP;
•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	provided for periodic payments that will fully amortize the amount financed over its term to maturity, exclusive of any deferral or forbearance periods;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party.  The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.
Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,236,672 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 11 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

A-1
2003-7

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$369,000,871
Aggregate Outstanding Principal Balance – Treasury Bill	57,790,113
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	15.66%
Aggregate Outstanding Principal Balance – One-Month LIBOR	311,210,758
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	84.34%
Number of Borrowers	9,624
Average Outstanding Principal Balance Per Borrower	38,342
Number of Loans	17,133
Average Outstanding Principal Balance Per Loan – Treasury Bill	42,029
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	19,749
Weighted Average Remaining Term to Scheduled Maturity	183 months
Weighted Average Annual Interest Rate	6.17%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

A-2
2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$28,274	*
3.01% to 3.50%	1,134	14,300,124	3.9%
3.51% to 4.00%	1,420	25,334,072	6.9
4.01% to 4.50%	3,271	45,529,005	12.3
4.51% to 5.00%	3,629	58,294,378	15.8
5.01% to 5.50%	797	15,075,212	4.1
5.51% to 6.00%	919	17,961,405	4.9
6.01% to 6.50%	1,379	29,584,570	8.0
6.51% to 7.00%	1,307	34,693,384	9.4
7.01% to 7.50%	532	17,186,423	4.7
7.51% to 8.00%	1,141	39,349,264	10.7
8.01% to 8.50%	1,220	47,001,240	12.7
Equal to or greater than 8.51%	383	24,663,520	6.7

Total	17,133	$369,000,871	100.0%

* Represents a percentage greater than 0% but less than 0.05%.
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.
A-3
2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,366	$3,290,877	0.9%
$ 5,000.00-$ 9,999.99	1,194	8,779,946	2.4
$10,000.00-$14,999.99	1,116	13,872,178	3.8
$15,000.00-$19,999.99	928	16,288,930	4.4
$20,000.00-$24,999.99	674	15,102,100	4.1
$25,000.00-$29,999.99	571	15,672,849	4.2
$30,000.00-$34,999.99	530	17,262,919	4.7
$35,000.00-$39,999.99	437	16,396,762	4.4
$40,000.00-$44,999.99	336	14,268,608	3.9
$45,000.00-$49,999.99	322	15,247,766	4.1
$50,000.00-$54,999.99	262	13,742,753	3.7
$55,000.00-$59,999.99	194	11,123,117	3.0
$60,000.00-$64,999.99	156	9,733,665	2.6
$65,000.00-$69,999.99	158	10,624,147	2.9
$70,000.00-$74,999.99	141	10,210,329	2.8
$75,000.00-$79,999.99	127	9,854,582	2.7
$80,000.00-$84,999.99	101	8,334,121	2.3
$85,000.00-$89,999.99	82	7,168,464	1.9
$90,000.00-$94,999.99	80	7,397,969	2.0
$95,000.00-$99,999.99	67	6,521,747	1.8
$100,000.00 and above	782	138,107,042	37.4

Total	9,624	$369,000,871	100.0%
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	15,938	$333,332,731	90.3%
31-60 days	348	9,118,428	2.5
61-90 days	224	6,850,975	1.9
91-120 days	137	4,481,504	1.2
121-150 days	118	3,867,077	1.0
151-180 days	73	2,739,896	0.7
181-210 days	57	1,068,243	0.3
Greater than 210 days	238	7,542,016	2.0

Total	17,133	$369,000,871	100.0%

A-4
2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	162	$38,462	*
4 to 12	490	443,083	0.1%
13 to 24	769	1,829,417	0.5
25 to 36	766	3,374,413	0.9
37 to 48	721	4,240,929	1.1
49 to 60	1,164	7,942,874	2.2
61 to 72	1,585	11,094,496	3.0
73 to 84	838	8,889,402	2.4
85 to 96	701	9,107,375	2.5
97 to 108	664	9,747,074	2.6
109 to 120	1,132	18,828,901	5.1
121 to 132	1,965	35,750,733	9.7
133 to 144	1,089	25,859,723	7.0
145 to 156	898	24,902,450	6.7
157 to 168	688	21,491,236	5.8
169 to 180	640	21,970,936	6.0
181 to 192	496	18,055,739	4.9
193 to 204	377	15,607,825	4.2
205 to 216	307	14,429,674	3.9
217 to 228	255	12,349,405	3.3
229 to 240	179	9,534,370	2.6
241 to 252	139	6,973,437	1.9
253 to 264	120	7,545,739	2.0
265 to 276	103	5,401,548	1.5
277 to 288	93	5,769,752	1.6
289 to 300	245	19,979,916	5.4
301 to 312	448	39,083,947	10.6
313 to 324	15	1,903,101	0.5
325 to 336	20	1,501,503	0.4
337 to 348	10	835,127	0.2
349 to 360	15	2,096,185	0.6
361 and above	39	2,422,098	0.7

Total	17,133	$369,000,871	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.
A-5
2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	356	$9,301,682	2.5%
Forbearance	1,635	50,584,167	13.7
Repayment
First year in repayment	67	4,499,489	1.2
Second year in repayment	92	5,027,301	1.4
Third year in repayment	125	7,226,806	2.0
More than 3 years in repayment	14,858	292,361,427	79.2

Total	17,133	$369,000,871	100.0%
________________
(1)
Of the trust student loans in forbearance status, approximately 175 loans with an aggregate outstanding principal balance of  $6,107,557, representing 1.66% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 149.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
A-6
2003-7

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.1	-	212.9
Forbearance	-	8.3	205.1
Repayment	-	-	176.8

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $9,301,682 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $6,539,637 or approximately 70.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

A-7
2003-7

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	164	$3,840,307	1.0%
Alaska	20	795,407	0.2
Arizona	527	10,389,241	2.8
Arkansas	98	2,087,000	0.6
California	1,579	33,689,797	9.1
Colorado	282	5,735,016	1.6
Connecticut	224	3,494,011	0.9
Delaware	50	925,544	0.3
District of Columbia	59	1,499,310	0.4
Florida	1,533	48,554,079	13.2
Georgia	609	15,570,185	4.2
Hawaii	69	2,044,182	0.6
Idaho	59	1,300,094	0.4
Illinois	629	11,806,821	3.2
Indiana	1,037	20,057,603	5.4
Iowa	47	682,776	0.2
Kansas	237	4,081,968	1.1
Kentucky	191	3,370,007	0.9
Louisiana	669	12,631,924	3.4
Maine	76	2,491,742	0.7
Maryland	495	10,778,145	2.9
Massachusetts	559	9,608,906	2.6
Michigan	346	8,314,657	2.3
Minnesota	192	4,021,633	1.1
Mississippi	158	4,208,267	1.1
Missouri	322	6,511,819	1.8
Montana	24	711,001	0.2
Nebraska	33	418,873	0.1
Nevada	100	2,872,048	0.8
New Hampshire	154	2,946,670	0.8
New Jersey	452	8,111,494	2.2
New Mexico	59	1,357,414	0.4
New York	1,242	22,542,696	6.1
North Carolina	437	10,285,154	2.8
North Dakota	11	343,440	0.1
Ohio	123	3,250,216	0.9
Oklahoma	243	4,598,403	1.2
Oregon	199	4,172,260	1.1
Pennsylvania	566	10,518,697	2.9
Rhode Island	32	407,214	0.1
South Carolina	222	5,387,667	1.5
South Dakota	6	155,797	*
Tennessee	248	5,965,258	1.6
Texas	1,446	31,050,188	8.4
Utah	54	1,137,148	0.3
Vermont	36	753,211	0.2
Virginia	464	9,334,062	2.5
Washington	427	7,595,371	2.1
West Virginia	76	1,562,193	0.4
Wisconsin	118	2,019,706	0.5
Wyoming	12	121,529	*
Other	127	2,892,718	0.8

Total	17,133	369,000,871	100.0%
A-8
2003-7

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
A-9
2003-7

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	8,512	$151,314,239	41.0%
Other Repayment Options(1)	6,159	116,157,065	31.5
Income-driven Repayment(2)	2,462	101,529,567	27.5

Total	17,133	$369,000,871	100.0%
________________
(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 117 loans with an aggregate outstanding principal balance of $3,088,503 currently in an interest-only period.  These interest-only loans represent approximately 0.8% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	8,495	$153,368,588	41.6%
Unsubsidized	8,638	215,632,283	58.4

Total	17,133	$369,000,871	100.0%

A-10
2003-7

The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	49	$2,771,168	0.8%
October 1, 1993 through June 30, 2006	17,084	366,229,702	99.2
July 1, 2006 and later	0	0	0.0

Total	17,133	$369,000,871	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	404	$6,087,630	1.6%
College Assist	4	406,771	0.1
Educational Credit Management Corporation	930	20,453,327	5.5
Great Lakes Higher Education Corporation	11,801	268,105,495	72.7
Kentucky Higher Educ. Asst. Auth.	570	10,493,184	2.8
Louisiana Office Of Student Financial Asst	128	1,751,583	0.5
Michigan Guaranty Agency	160	3,610,816	1.0
New York State Higher Ed Services Corp	1,504	24,966,832	6.8
Oklahoma Guaranteed Stud Loan Prog	204	3,599,261	1.0
Pennsylvania Higher Education Assistance Agency	819	15,311,266	4.1
Texas Guaranteed Student Loan Corp	608	14,214,895	3.9
United Student Aid Funds, Inc.	1	-190	*

Total	17,133	$369,000,871	100.0%

A-11
2003-7